EXHIBIT 99.1

SECURED PROMISSORY NOTE

October 29, 2004
                            $5,000,000

For value received, the undersigned, FLORIDA GAMING CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to ISLE OF CAPRI CASINOS, INC., a Delaware corporation (the "Lender"), Five Million Dollars ($5,000,000) upon the terms and conditions set forth herein.

Interest shall accrue upon the unpaid principal amount hereof at the rate of six percent (6%) per annum. On January 1, 2005, and on the first day of each fiscal quarter thereafter through the December 31, 2008, the Borrower shall make a quarterly payment of interest only, in arrears, on the unpaid principal balance of this Note. Notwithstanding the foregoing, during the continuance of any Event of Default (defined below) interest shall accrue on the unpaid principal amount hereof and any due but unpaid principal amount at the rate of twelve percent (12%) per annum and be payable upon demand.

The principal amount hereof and interest thereon shall be payable on the earlier of (i) the sale of all or any material portion of the assets of, or all or any substantial equity interest in, Florida Gaming Centers, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower (whether by way of merger, reorganization, purchase of capital stock or other securities, purchase of assets or otherwise) and (ii) December 31, 2008.

This Secured Promissory Note is secured pursuant to a Pledge Agreement as of even date herewith, by and between the Lender and the Borrower (as the same maybe amended, supplemented or otherwise modified from time to time in accordance with their terms, the "Pledge Agreement").

This Note may be prepaid at any time, without premium or penalty. All payments received by the Lender shall be applied first to any attorneys' fees, costs or other charges then due pursuant to the terms of this Note, next to accrued and unpaid interest and the balance, if any, to principal. Payments of principal and interest are to be made in the lawful currency of the United States of America at the office of the Lender, 1641 Popps Ferry Road, Biloxi, Mississippi 39532, Attention: Chief Financial Officer.

The Borrower represents that it shall use the proceeds of the loan evidenced by this Note to repay indebtedness owed by the Borrower to Freedom Financial Corporation, an Indiana corporation ("Freedom Financial"), to obtain the release from Freedom Financial of (i) the pledge of all of the outstanding shares of capital stock of Florida Gaming Centers, Inc., a Delaware corporation and wholly-owned subsidiary of the Borrower (the "Subsidiary"), (ii) the lien and security interest on all of the assets of the Subsidiary and (ii) the guaranty by the Subsidiary to Freedom Financial of all of the Borrower's obligations under that certain Agreement for Line of Credit, dated November 24, 1998 by and between the Borrower and Freedom Financial. The Borrower further acknowledges that upon the repayment of such indebtedness to Freedom Financial, Freedom Financial shall pay the Lender an amount equal to $1,200,000 to prepay a portion of pre-existing indebtedness owed by Freedom Financial to the Lender.

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If any of the following events shall occur (each, an "Event of Default"):

(a)	failure by Borrower to pay any principal or interest on this Note when the same shall become due and payable;

(b)	any representation or warranty by Borrower in the Pledge Agreement is incorrect in any material respect as of the date made;

(c)	Borrower fails to perform any term, covenant or agreement in the Pledge Agreement;

(d)	Borrower fails to use the proceeds of the loan evidenced by this Note in a manner other than as represented in this Note.

(e)	a final judgment or order for the payment of money in excess of $250,000 shall be rendered against Borrower and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

(f)	Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay its debts as they become due; Borrower applies for a trustee, receiver or other custodian for it or a substantial part of its property; a trustee, receiver or other custodian is appointed for Borrower; any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, is commenced in respect of Borrower;

then, in the case of any Event of Default under clause (e) above, all indebtedness evidenced hereby, all interest thereon and all other amounts payable hereunder (or any other document or instrument delivered in connection herewith) shall automatically be and become immediately due and payable, and in the case of any other Event of Default, the Lender may, by notice to the Borrower at the address set forth on the signature page hereto or at such other address as may have been previously furnished in writing to the Lender, declare all indebtedness evidenced hereby, all interest thereon and all other amounts payable hereunder (or any other document or instrument delivered in connection herewith) to be forthwith due and payable, whereupon all indebtedness evidenced hereby, all such interest and all such amounts will become and be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

In addition to, and not in limitation of, the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all losses, costs, expenses, and charges including reasonable attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise. The Lender may assign all or any portion of this Note. If the Lender does assign all or any portion of this Note, the Borrower agrees to reissue simultaneously, upon surrender of this Note at the principal offices of the Borrower for new Note(s), new Note(s) of like tenor representing in the aggregate all amounts owing hereunder and each of such new Note(s) shall represent such portion of such amounts as may be designated by the Lender at the time of such surrender.

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No delay on the part of the Lender in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No waiver of with respect to any provision of this Note shall be effective unless the same shall be in writing and signed and delivered by the Lender, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

If any day upon which any principal or interest due and owing hereunder falls on a day other than a business day (a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to close (a "Business Day")), then any payments due hereunder on such day shall be made the next succeeding Business Day and interest shall accrue and be payable for such additional period.

Both parties hereto severally waive presentment for payment, demand, protest and notice of dishonor and nonpayment.

It is the express intention of the Borrower and the Lender to conform strictly to any applicable usury laws. In the event that any provision hereof results in an effective rate of interest exceeding the maximum rate of interest allowed under any applicable usury law, all sums in excess of the interest lawfully collectible under applicable usury laws for the period in question shall be applied by the Lender to the unpaid principal balance of this Note, without premium or penalty. If such excess interest exceeds the principal amount of this Note, the amount of such excessive interest shall be refunded to the Borrower.

This Note may not be changed or modified except in a writing signed by the Lender and shall be governed by the internal laws of the State of Delaware.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA; PROVIDED,  HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE

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WITHIN OR WITHOUT THE STATE OF FLORIDA. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT RELATED HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR THE LENDER.

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IN WITNESS WHEREOF, the undersigned has executed this Secured Promissory Note as of the date first above written.

FLORIDA GAMING CORPORATION

By:	/s/ W. Bennett Collett
Name: W. Bennett Collett
Title: Chairman and Chief Executive Officer

Address:
2669 Charlestown Road,
Suite D
New Albany, IN 47150

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